    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 2004

                         SECURITIES ACT FILE NO. 2-28157
                       INVESTMENT COMPANY ACT NO. 811-1596
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         PRE-EFFECTIVE AMENDMENT NO.                                         / /

         POST-EFFECTIVE AMENDMENT NO. 53                                     /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         AMENDMENT NO. 31                                                    /X/
                             ----------------------

                             FPA CAPITAL FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                    11400 WEST OLYMPIC BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                  (310)473-0225
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------

                          J. RICHARD ATWOOD, TREASURER
                             FPA CAPITAL FUND, INC.
                    11400 WEST OLYMPIC BOULEVARD, SUITE 1200
                          LOS ANGELES, CALIFORNIA 90064
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ----------------------

                                    COPY TO:
                            LAWRENCE J. SHEEHAN, ESQ.
                              O'MELVENY & MYERS LLP
                            1999 AVENUE OF THE STARS
                          LOS ANGELES, CALIFORNIA 90067

                             ----------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

It is proposed that this filing will become effective (check appropriate box)

           / /   immediately upon filing pursuant to paragraph (b)

           / /   on (date) pursuant to paragraph (b)

           /X/   60 days after filing pursuant to paragraph (a)(1)

           / /   on (date) pursuant to paragraph (a)(1)
           / /   75 days after filing pursuant to paragraph (a)(2)
           / /   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

          / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK, $0.01 PAR VALUE

                             FPA CAPITAL FUND, INC.
                              CROSS REFERENCE SHEET

FORM N-1A                                                 PROSPECTUS CAPTION
---------                                                 ------------------
PART A

1.   Front and Back Cover Pages                           Front and Back Cover Pages

2.   Risk/Return Summary                                  Risk/Return Summary;
                                                          Investment Results

3.   Risk/Return Summary: Fee Table                       Fees and Expenses of the Fund

4.   Investment Objectives, Principal Investment
     Strategies and Related Risks                         Investment Objective, Principal
                                                          Investment Strategies and Principal Risks

5.   Management's Discussion of Fund Performance.         Inapplicable

6.   Management, Organization and Capital
     Structure                                            Management and Organization

7.   Shareholder Information                              Purchase, Pricing and Sale of
                                                          Shares; Dividends, Distributions
                                                          and Taxes

8.   Distribution Arrangements                            Purchase, Pricing and Sale of
                                                          Shares

9.   Financial Highlights Information                     Financial Highlights

                                                         STATEMENT OF ADDITIONAL
PART B                                                   INFORMATION CAPTION
------                                                   -----------------------
10.   Cover Page and Table of Contents                   Cover Page and Table of Contents

11.   Fund History                                       Fund Organization

12.   Description of the Fund and Its Investments
      and Risks                                          Investment Objective,
                                                         Strategies and Policies;
                                                         Description of Certain
                                                         Securities and Investment
                                                         Techniques; Investment
                                                         Restrictions; Portfolio
                                                         Turnover

13.   Management of the Fund                             Directors and Officers of the
                                                         Fund

14.   Control Persons and Principal
      Holders of Securities                              Five Percent Shareholders

15.   Investment Advisory and Other Services             Management

16.   Brokerage Allocation and Other Practices           Portfolio Transactions and
                                                         Brokerage

17.   Capital Stock and Other Securities                 Capital Stock

18.   Purchase, Redemption, and Pricing of Shares.       Purchase and Redemption of Shares

19.   Taxation of the Fund                               Tax Sheltered Retirement Plans;
                                                         Dividends, Distributions
                                                         and Taxes

20.   Underwriters                                       Distributor

21.   Calculation of Performance Data                    Prior Performance Information

22.   Financial Statements                               Financial Statements

FPA CAPITAL FUND, INC.


AUGUST 2, 2004


PROSPECTUS

FPA CAPITAL FUND, INC. SEEKS LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY CONSIDERATION. THE FUND'S INVESTMENT ADVISER, FIRST PACIFIC ADVISORS, INC., INVESTS THE FUND'S ASSETS IN COMMON STOCKS AND OTHER SECURITIES WHICH IT BELIEVES HAVE THE POTENTIAL TO INCREASE IN MARKET VALUE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[FP LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CA 90064
www.fpafunds.com

                             FPA CAPITAL FUND, INC.
                    11400 West Olympic Boulevard, Suite 1200
                          Los Angeles, California 90064
                                 (310) 473-0225

                                TABLE OF CONTENTS

                                                                               PAGE
Risk/Return Summary                                                              3
Investment Results                                                               5
Fees and Expenses of the Fund                                                    6
Investment Objective, Principal Investment Strategies, and Principal Risks       7
Management and Organization                                                      8
Purchase, Pricing and Sale of Shares                                             8
Exchange of Shares and Shareholder Services                                     13
Dividends, Distributions and Taxes                                              15
Financial Highlights                                                            17

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

WHO MAY WANT TO INVEST IN THE FUND? The Fund may be appropriate for investors:

     -  Seeking long-term growth of capital

     -  Willing to own shares over the course of a market cycle or longer

PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment adviser, First Pacific Advisors, Inc., purchases common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following attributes of companies important in its stock selection process:

     -  Current as well as anticipated future levels of profitability

     -  Book value

     -  Replacement cost of assets

     -  Free cash flow

PRINCIPAL INVESTMENTS. The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Fund can also invest in both government and corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's assets may be invested in lower-rated or comparable unrated debt securities. No more than 10% of the Fund's assets will be invested in the securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS.

     -  The U.S. or foreign stock market goes down.

     - The market favors growth stocks over value stocks or favors companies at a different capitalization level.

     - The Fund's value-oriented investment approach generally results in an emphasis on medium and smaller sized companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

     - An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock.

     - Prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

     - Changes in market prices and the assets of the Fund may from time to time cause more of the Fund's assets to be invested in securities of a single company, which increases the volatility of the Fund.

     - To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest.


Because of these and other risks, you could lose money by investing in the Fund.

                               INVESTMENT RESULTS


The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


          Here are the Fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

1994      10.37%
1995      38.39%
1996      37.76%
1997      17.70%
1998      -0.42%
1999      14.24%
2000      -3.08%
2001      38.13%
2002      -3.86%
2003      38.54%


The year to date return for the Fund as of March 31, 2004 was 5.75%.


    The Fund's highest/lowest QUARTERLY results during this time period were:

        HIGHEST                 30.75%            (Quarter ended 12/31/01)
        LOWEST                 (23.64)%           (Quarter ended 09/30/98)

The table below shows how the Fund's average annual returns after deduction of the maximum sales charge for 1, 5 and 10 calendar years compared with those of the Russell 2000 Index and the Lipper Mid-Cap Value Fund Average.


                    For the periods ended December 31, 2003:



                                                                               FIVE
FUND WITH MAXIMUM SALES CHARGE OF 5.25% DEDUCTED               ONE YEAR        YEARS       TEN YEARS
------------------------------------------------               --------        -----       ---------
Before Taxes                                                    31.27%         14.05%        16.89%
After Taxes on Distributions                                    31.05%         11.15%        13.97%
After Taxes on Distributions and Sale of Fund Shares            26.55%         10.71%        13.38%
Russell 2000*                                                   47.25%          7.13%         9.47%
Lipper Mid-Cap Value Fund Average*                              40.02%         11.30%        12.48%


----------
* The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 total capitalization universe. This index, which has a capitalization range of $42 million to $2.0 billion, is considered a measure of small capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor's SuperComposite 1500 Index.

                          FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MIGHT PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)


        Maximum Sales Load Imposed on Purchases (as a percentage of offering price)      5.25%
        Maximum Deferred Sales Load (as a percentage of original sales price or
          redemption proceeds, as applicable)                                            1.00%(1)
        Redemption Fee (as a percentage of amount redeemed)                              2.00%(2)
        Exchange Fee                                                                   $ 5.00


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


        Management Fees                                                                  0.65%
        Distribution (12b-1) Fees                                                        None(3)
        Other Expenses (including financial services)                                    0.18%(4)
                                                                                         ----
        Total Fund Operating Expenses                                                    0.83%


----------

(1) A deferred sales charge of 1% applies to redemptions within one year of purchase for certain purchases of $1,000,000 or more made without a sales load at the time of purchase on which FPA Fund Distributors, Inc. pays a dealer concession of 0.50% of the purchase price.

(2) No redemption fee applies to a redemption if the sales charge was paid at the time of initial purchase. A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. In addition, an account management fee may be charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge. Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

(3) Even though the Fund does not pay fees under a distribution (12b-1) plan, the Fund may pay service fees for services that would otherwise be performed by the Fund's transfer agent. These fees may be paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These fees are included in "Other Expenses" below.

(4) The annual cost of financial services included in Other Expenses is equal to 0.10% of the average daily net assets of the Fund. This amount reimburses the Adviser for financial services provided by the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


        One year                                              $  605
        Three years                                           $  776
        Five years                                            $  961
        Ten years                                             $1,497

   INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE. The Fund's primary investment objective is long-term growth of capital. Providing you current income is a secondary consideration. The Fund seeks to make your investment grow over the long-term by investing principally in common stocks the Adviser deems to possess above-average ability to increase in market value.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's Adviser favors investments in common stocks it believes undervalued when considering various valuation criteria. The Adviser deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The Adviser attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to be focused in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund also invests in debt securities and preferred stocks, but to a lesser extent. Debt securities are selected using an investment approach similar to that of equities and may include United States Government and government agency obligations, corporate debt securities and convertible securities. Lower rated or comparable unrated debt securities may comprise up to 15% of net assets.

For temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take larger than usual positions in cash or high-quality short-term debt securities (U.S. Government or government agency securities, obligations of domestic banks, prime commercial paper notes and repurchase agreements). As a result, you may not achieve your investment objectives during such periods.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund's portfolio securities. The Adviser's basic investment philosophy is to purchase securities on the basis of fundamental value and earnings expectations rather than short-term stock market expectations.

PRINCIPAL RISKS. Your investment in the Fund is subject to a number of risks related to its principal investment strategies, including the following:

     - The Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile. Consequently, the Fund may be subject to greater risk than if it invested in larger companies.

     - Fund shares could decline in value in response to certain events, such as changes in markets or economies.

     - The prices of equity securities held by the Fund can be affected by events specifically involving the issuers of these securities.


     - The prices of debt securities held by the Fund can be affected by changing interest rates (as interest rates rise, the prices of debt securities fall), effective maturities and credit ratings.

     - Investing outside the U.S. can also involve additional risks, such as currency fluctuations and political, social and economic instability.

     - Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% or even 10% of the Fund's assets to be invested in securities of a single company. Such relative emphasis would be likely to increase the volatility of the Fund's net asset value per share.

     - To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of principal and interest. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

                           MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER


First Pacific Advisors, Inc. is the Fund's investment adviser. The Adviser, together with its predecessors, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since July 11, 1984. The Adviser manages assets of approximately $6.5 billion for six investment companies, including one closed-end investment company, and more than 30 institutional accounts. First Pacific Advisors, Inc. is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.65%.


PORTFOLIO MANAGER


Robert L. Rodriguez, President and Director of the Fund, and Principal, Chief Executive Officer, and Director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has been the Chief Investment Officer of the Fund for over 20 years.


                      PURCHASE, PRICING AND SALE OF SHARES

PURCHASE AND INVESTMENT MINIMUMS. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You must use the account information form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if a check does not clear.

SHARE PRICE. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day if Boston Financial Data Services, Inc. receives the order prior to its close of business at 4:00 p.m. Eastern time. It is the responsibility of your dealer to promptly transmit your order. Orders received by Boston Financial Data Services, Inc. after such time generally are priced based on the share price for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified above.


SALES CHARGES. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.


                                              SALES         SALES       REALLOWED
SIZE OF INVESTMENT                          CHARGE(1)     CHARGE(2)   TO DEALERS(2)
------------------                          ---------     ---------   -------------
Less than $50,000                             5.54%         5.25%         5.00%
$50,000 but less than $100,000                4.71%         4.50%         4.25%
$100,000 but less than $250,000               3.90%         3.75%         3.50%
$250,000 but less than $500,000               2.56%         2.50%         2.25%
$500,000 but less than $1,000,000             1.52%         1.50%         1.50%
$1,000,000 and over                           0.00%(3)      0.00%(3)      0.00%(4)

----------
(1)  As a percentage of net amount invested.

(2)  As a percentage of public offering price.

(3) No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4) FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

REDUCING YOUR SALES CHARGE

INVESTMENTS IN OTHER FPA FUNDS. To determine the sales charge, you can add the current value, at the offering price, of all presently held shares of the FPA Funds, which are:

     -  FPA Capital Fund, Inc. (this Fund)

     -  FPA Crescent Fund

     -  FPA New Income, Inc.

     -  FPA Paramount Fund, Inc.

     -  FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

LETTER OF INTENT. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The account information form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. IF YOU DO NOT REACH YOUR INVESTMENT GOAL, YOU MUST PAY THE DIFFERENCE BETWEEN THE SALES CHARGES APPLICABLE TO THE AMOUNT PURCHASED MINUS THOSE ACTUALLY PAID.


PURCHASES SUBJECT TO A 2% REDEMPTION FEE. You and your spouse (and your immediate relatives) can purchase shares without a sales charge at the time of purchase, if you fall into one of the following categories and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.


     (a) current and former directors, officers and employees of the Adviser, Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) (the Adviser and FPA Fund Distributors, Inc. are indirect wholly owned subsidiaries of Old Mutual (US) Holdings Inc.) and its affiliates;

     (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates;

     (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

     (d) investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

     (e) employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

     (f) any employee benefit plan maintained for the benefit of such qualified investors;

     (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

     (h) directors, officers and employees of the Fund's custodian or transfer agent.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge at the time of purchase:

     (a) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

     (b) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

     (c)  tax-exempt organizations enumerated in Section 501(c) (3), (9), or
          (13) of the Internal Revenue Code; and

     (d) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.


If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

Purchases made under this section are subject to a 2% redemption fee if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Shares may be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge at any time during the past 12 months. Certification by the dealer of the qualifying redemption is required.


SELLING (REDEEMING) YOUR SHARES

You can sell (redeem) for cash without charge (except a contingent deferred sales charge, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.


In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.


A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds will be delayed until confirmation that the purchase check has cleared, which may take up to 15 days from the date of purchase.

WRITTEN REQUESTS. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

     -  Over $10,000;

     - Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or


     -  By a shareholder that is a corporation, partnership, trust or fiduciary.


A signature guarantee can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

TELEPHONE TRANSACTIONS. You must elect the option on the account information form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete a request with a signature guarantee. Sales via telephone are not available for shares held in a Fund-sponsored retirement account or in certificate form.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the redemptions are mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

REINVESTING IN THE FUND WITH PROCEEDS FROM REDEMPTION OF SHARES. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

AUTOMATIC REDEMPTION (SALE) OF YOUR SHARES. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

                   EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

EXCHANGING YOUR FUND SHARES

EXCHANGING YOUR SHARES FOR SHARES OF OTHER FPA FUNDS. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 service fee for each exchange.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

EXCHANGING YOUR SHARES FOR SHARES OF A MONEY MARKET FUND. FPA Fund Distributors, Inc. has made arrangements to allow you to exchange your shares for shares of the money market portfolio of the Cash

Equivalent Fund, a no-load diversified money market mutual fund. The $5.00 exchange fee is paid by FPA Fund Distributors, Inc. Shares of the money market fund you acquire through exchange plus any shares acquired by reinvestment of dividends and distributions may be re-exchanged for shares of any FPA Fund without a sales charge.

If your shares are held in a Fund-sponsored individual retirement account, you cannot exchange them into shares of the money market fund.

The money market fund is not an FPA Fund and is separately managed. The fact that you have the ability to exchange your shares for shares of the money market fund is not a Fund recommendation of the money market fund.

HOW TO EXCHANGE YOUR SHARES. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the account information form). Exchanges are subject to the following restrictions:


     - You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchange requests will not be honored;


     - Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

     - An exchange requires the purchase of shares with a value of at least $1,000; and

     - Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc. In the case of exchanges into the money market fund, dividends generally start on the following business day.


For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


DISCONTINUATION OF THE EXCHANGE PROGRAMS. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds or the money market fund upon 60 days' notice. If you have exchanged your shares into shares of the money market fund, you will have at least 60 days after being given notice of the end of the exchange program to reacquire Fund shares without a sales charge.

FOR MORE INFORMATION OR FOR PROSPECTUSES FOR OTHER FPA FUNDS AND/OR THE MONEY MARKET FUND, PLEASE CONTACT A DEALER OR FPA FUND DISTRIBUTORS, INC. YOU SHOULD READ THE PROSPECTUSES OF THESE OTHER FUNDS AND CONSIDER DIFFERENCES IN OBJECTIVES AND POLICIES BEFORE MAKING ANY EXCHANGE.

OTHER SHAREHOLDER SERVICES

INVESTMENT ACCOUNT. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the account information form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

RETIREMENT PLANS. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the account information form. Dividends and capital gains distributions are automatically reinvested in the Fund at net asset value. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.


EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. Such trading could disrupt the Fund's long-term focus and increase operating expenses that all shareholders bear. Consequently, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the account information form to request a cash payment.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends and distributions are taxed at ordinary rates, while capital gains may be taxed at a different rate. Furthermore, capital gains may be taxed at different rates depending on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment.


You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the account information form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for the years ended March 31, 2004 and 2003 have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.



                                                                           FOR THE YEARS ENDED MARCH 31,
                                                    ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                    -----------     -----------     -----------     -----------     -----------
Per share operating performance:
  Net asset value at beginning of year              $     24.86     $     30.16     $     23.01     $     33.28     $     30.34
                                                    -----------     -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income                             $      0.02              --     $      0.02     $      0.11     $      0.12
  Net realized and unrealized gain (loss) on
   investment securities                                  14.44     $     (4.97)           9.55           (2.48)           7.07
                                                    -----------     -----------     -----------     -----------     -----------
Total from investment operations                    $     14.46     $     (4.97)    $      9.57     $     (2.37)    $      7.19
                                                    -----------     -----------     -----------     -----------     -----------
Less distributions:
  Dividends from net investment income              $     (0.02)             --     $     (0.03)    $     (0.14)    $     (0.22)
  Distributions from net realized capital gains           (0.33)    $     (0.33)          (2.39)          (7.76)          (4.03)
                                                    -----------     -----------     -----------     -----------     -----------
Total distributions                                 $     (0.35)    $     (0.33)    $     (2.42)    $     (7.90)    $     (4.25)
                                                    -----------     -----------     -----------     -----------     -----------
Net asset value at end of year                      $     38.97     $     24.86     $     30.16     $     23.01     $     33.28
                                                    ===========     ===========     ===========     ===========     ===========
Total investment return*                                  58.29%         (16.62)%         42.81%          (6.74)%         25.39%

Ratios/supplemental data:
Net assets at end of year (in $000's)                 1,340,108         585,827         635,797         388,386         517,900
Ratio of expenses to average net assets                    0.83%           0.87%           0.84%           0.89%           0.86%
Ratio of net investment income to average net
  assets                                                   0.06%             --            0.04%           0.39%           0.35%
Portfolio turnover rate                                      20%             17%             23%              5%             18%


----------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

FOR SHAREHOLDER SERVICES CONTACT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8115
Boston, MA 02266-8115
(617) 483-5000 or
(800) 638-3060 except Alaska
Hawaii, Massachusetts and
Puerto Rico

FOR RETIREMENT PLAN SERVICES
CALL YOUR EMPLOYER OR PLAN
ADMINISTRATOR

FOR 24-HOUR INFORMATION GO TO
FPA FUND DISTRIBUTORS, INC.
INTERNET WEB SITE
http://www.fpafunds.com

FOR DEALER SERVICES CONTACT
FPA FUND DISTRIBUTORS, INC.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii and
Puerto Rico

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

INVESTMENT ADVISER
FIRST PACIFIC ADVISORS, INC.
11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street
Boston, MA 02110

INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO BOSTON FINANCIAL DATA SERVICES, INC. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO FPA FUND DISTRIBUTORS, INC.

MULTIPLE TRANSLATIONS

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

FOR MORE INFORMATION OR TO REQUEST A FREE COPY OF ANY OF THE DOCUMENTS ABOVE CONTACT FPA FUND DISTRIBUTORS, INC. AT 11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064, OR (800) 982-4372, EXCEPT FROM ALASKA, HAWAII AND PUERTO RICO (WHERE YOU MAY CALL COLLECT (310) 473-0225).

Investment Company Act No. 811-1596

40838

                       STATEMENT OF ADDITIONAL INFORMATION
                             FPA CAPITAL FUND, INC.

                                 August 2, 2004

This Statement of Additional Information supplements the current Prospectus of FPA Capital Fund, Inc. ("Fund") dated August 2, 2004. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus can be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii and Puerto Rico; web site www.fpafunds.com.

                                TABLE OF CONTENTS

                                                                                                              PAGE
Investment Objective, Strategies and Policies                                                                   1
Description of Certain Securities and Investment Techniques                                                     1
        Equity Securities                                                                                       1
        Fixed-Income Securities                                                                                 2
        Senior Loans                                                                                            2
        Inflation-Indexed Bonds                                                                                 2
        Mortgage-Backed Securities                                                                              3
        Guaranteed Mortgage Pass-Through Securities                                                             3
        Collateralized Mortgage Obligations, Multiclass Pass-Through Securities
             and Accrual Certificates (Z-Bonds)                                                                 4
        Stripped Mortgage-Backed Securities                                                                     5
        Lower Rated Debt Securities                                                                             6
        Risk Factors Relating to Lower Rated Securities                                                         7
        Securities of Foreign Issuers                                                                           8
        Covered Call Options                                                                                    8
        Short Sales Against the Box                                                                             8
        Repurchase Agreements                                                                                   9
        Rule 144A and Other Restricted Securities                                                               9
        Securities Lending                                                                                      9
Investment Restrictions                                                                                         9
        Additional Restrictions                                                                                11
Fund Organization and the Board of Directors                                                                   11
Directors and Officers of the Fund                                                                             12
        Fund Shares Owned by Directors as of June 30, 2004                                                     15
        Director Compensation Paid During the Fiscal Year Ended March 31, 2004                                 15
        Committees of the Board of Directors                                                                   17
Five Percent Shareholders                                                                                      17
Management                                                                                                     17
        Investment Adviser                                                                                     17
        Investment Advisory Agreement                                                                          18
        Principal Underwriter                                                                                  20
Portfolio Transactions and Brokerage                                                                           20
Portfolio Turnover                                                                                             21
Capital Stock                                                                                                  21
        Common Stock                                                                                           21
        Voting Rights                                                                                          21

Purchase and Redemption of Shares                                                                              21
        Net Asset Value                                                                                        21
        Sales Charges                                                                                          22
        Authorized Financial Intermediaries                                                                    22
        Sales at Net Asset Value                                                                               22
        Letter of Intent                                                                                       22
        FPA Exchange Privilege                                                                                 23
        Redemption of Shares                                                                                   23
        Telephone Redemption                                                                                   24
        2% Redemption Fee                                                                                      24
        Excessive Trading                                                                                      25
Tax Sheltered Retirement Plans                                                                                 25
Dividends, Distributions and Taxes                                                                             25
Distributor                                                                                                    26
Prior Performance Information                                                                                  27
Financial Statements                                                                                           30

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Capital Fund, Inc.'s (the "Fund") net assets unless otherwise noted. This summary is not intended to reflect all of the Fund's investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

- The Fund's primary objective is long-term growth of capital. Providing you current income is a secondary consideration. The Adviser believes that the Fund's goals can best be achieved by investing primarily in common stocks the Adviser deems to possess above-average ability to increase in market value. The Fund may also invest in United States Government and government agency obligations, corporate debt securities, preferred stocks and convertible securities. Up to 15% of the Fund's net assets may be invested in lower-rated or comparable unrated debt securities.

- Investments in the Fund are not limited by a specific industry, and substantially all common stocks purchased by the Fund will be listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or National List.

FIXED-INCOME SECURITIES

- Up to 15% of the Fund's net assets can be invested in fixed-income securities, including convertible securities, that are rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.

- The Fund can invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.

- The Fund can invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The Fund can also invest in collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Up to 5% of the Fund's assets can be invested in interest-only classes of stripped mortgage-backed securities.

NON-U.S. SECURITIES

- The Fund can invest up to 10% of its net assets in securities of foreign issuers.

           DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES -- The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

FIXED-INCOME SECURITIES -- The Fund can invest in fixed-income securities. Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. The market price of fixed-income securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates and can also be affected by the financial conditions of the issuers. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

SENIOR LOANS -- The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

INFLATION-INDEXED BONDS -- The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also "Dividends, Distributions and Taxes" in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

MORTGAGE-BACKED SECURITIES -- The Fund can invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). Mortgage-backed securities are also issued by certain private, nongovernmental corporations, such as financial institutions. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. To the extent that the Fund purchases mortgage-backed securities at a premium, prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid. In addition, like other debt securities, the value of mortgage-related securities will generally fluctuate in response to market interest rates.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES -- The Fund can invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United

States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z BONDS) -- Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs issue a series of bonds or certificates in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying pool of mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Changes in estimated prepayment rates alter the expected life of mortgage-backed securities. In periods of sharp interest rate movements and/or in periods of supply and demand imbalances in the market for such securities, the prices of certain CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. For example, an increase in interest rates would not only likely decrease the value of CMOs owned by the Fund but would also increase the inherent volatility of the Fund by effectively lengthening the expected life of these securities.

A variety of CMO certificates may be issued in sequential pay structures. These securities include accrual certificates (also known as "Z-bonds") which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. The market prices of CMOs structured as accrual bonds are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage

Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund's investment in a CMO is not effected by the issuer's election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

STRIPPED MORTGAGE-BACKED SECURITIES -- The Fund can invest in stripped mortgage-backed securities. Up to 5% of the Fund's net assets can be invested in interest-only classes of stripped mortgage-backed securities. The prices of these securities are likely to be volatile in the event of changes in mortgage prepayment rates, or expectations related thereto. In addition, these securities tend to be less liquid than other CMOs.

Stripped mortgage-backed securities represent beneficial ownership interests in either periodic principal distributions (the principal-only or "PO" class) or interest distributions (the interest-only or "IO" class) on mortgage-backed certificates. The certificates underlying the stripped mortgage-backed securities represent all or part of the beneficial interest in pools of fixed-rate Mortgage Assets. The Fund may invest in IO securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of IO securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation, the expected increase in the value of IO securities may offset all or a portion of any decline in value of other debt securities owned by the Fund. Investing in stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities. In addition, the yields on IO and PO securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO securities and increasing the yield to maturity on PO securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO securities and decreasing the yield to maturity on PO securities. Sufficiently high prepayments rates could result in the Fund's not fully recovering its initial investment in an IO security. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-backed security at a time when it wishes to do so. Stripped mortgage-backed securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof,
(ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

LOWER RATED DEBT SECURITIES -- The Fund can invest up to 15% of its net assets in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), which ratings are considered by the rating agencies to be speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB/Ba or lower are commonly referred to as "junk bonds."

To the extent the Fund acquires convertible securities or other debt securities that are rated lower than investment grade or are not rated, there is a greater risk that payment of principal and interest will not be made on a timely basis or at all. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher-rated securities. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher-rated securities.

Prices of lower-rated securities may decline rapidly if many holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make it harder to sell them. The lower-rated bond market has grown primarily during a period of long economic expansion, and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The lower-rated securities in which the Fund can invest include debt securities of companies that are financially troubled, in default or in bankruptcy or reorganization ("Deep Discount Securities"). These securities could be rated C, C1 or D by S&P or C by Moody's or may be unrated. Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. These factors could include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.


A debt instrument purchased at a deep discount, but before default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities could increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debt-holders, the Deep Discount Securities could stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

As of March 31, 2004, none of the Fund's net assets were invested in convertible securities, 4.2% of the Fund's net assets were invested in non-convertible U.S. Government and agency securities, and 27.3% of the Fund's net assets were held in high grade short-term investments.

RISK FACTORS RELATING TO LOWER RATED SECURITIES

1. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

2. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

3. LEGISLATION. New laws and proposed new laws could have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

4. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

5. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

SECURITIES OF FOREIGN ISSUERS -- The Fund can invest up to 10% of its net assets in securities of foreign issuers. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar governmental action affecting foreign investments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COVERED CALL OPTIONS -- In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option that, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times. The maximum term for listed options exceeds two years, but the Fund expects that most options it writes will not exceed six months.

SHORT SALES AGAINST THE BOX -- The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total net assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year.

REPURCHASE AGREEMENTS -- The Fund can invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("1940 Act"). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

RULE 144A AND OTHER RESTRICTED SECURITIES -- The Fund can invest up to 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.

Rule 144A was adopted under the Securities Act of 1933 (the "1933 Act") to allow a broader institutional trading market for securities subject to restriction on resale to the general public. The Rule provides a "safe harbor" for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act. Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.


SECURITIES LENDING -- The Fund may lend a portion of its portfolio securities to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Adviser in order to generate additional income. The borrower must deliver to the Fund cash or cash equivalent collateral equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest or dividends paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could experience delays in recovering its securities, or could lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower. These risks are similar to those associated with repurchase agreements.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund will not:

1. Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund's Board of Directors;

2. Concentrate more than 25% of the value of its assets in a particular industry;

3. Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets;

4. Purchase the securities of any one issuer causing the Fund's holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer.

5. Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

6.   Underwrite the sale of any securities other than Fund shares;

7.   Purchase or sell commodities, commodity contracts or real estate;

8. The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

9. Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

10. Participate on a joint or a joint and several basis in any trading account in securities;

11. Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

12. Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its manager or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

13. Invest for the purpose of exercising control over or management of any company;

14.  Invest in securities issued by other investment companies;

15. Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

16.  Buy securities on margin;

17. Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

18. Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

19. Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall: (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund's assets.

ADDITIONAL RESTRICTIONS. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities. The Fund will not:

1. Invest more than 10% of total assets in repurchase agreements with maturities over seven days and/or other securities which are not readily marketable;

2.   Purchase warrants exceeding 2% of total assets;

3.   Invest in oil, gas or other mineral exploration or development programs; or

4. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements);

5. Invest in any repurchase agreements or senior loans if to do so would cause more than 10% of its total net assets to be invested in repurchase agreements and senior loans; or

6. Invest more than 15% of its net assets in illiquid securities. Rule 144A securities deemed to be liquid shall be included in this limitation unless otherwise specified by the Board of Directors.

                  FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966. Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                       DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of five other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation). These investment companies are FPA Funds Trust's FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the
"FPA Funds").

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Director's term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

                                 FUND DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                         YEAR FIRST                                                       FPA FUND        OTHER
                                         ELECTED AS                                                      BOARDS ON     DIRECTORSHIPS
                             POSITION    DIRECTOR OF        PRINCIPAL OCCUPATION(S) DURING             WHICH DIRECTOR    HELD BY
NAME, ADDRESS* AND AGE       WITH FUND    THE FUND                   PAST 5 YEARS                         SERVES         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Willard H. Altman, Jr., 68   Director    1998      Former Partner of Ernst & Young LLP, a public             6              -0-
                                                   accounting firm. Director/Trustee of Source Capital,
                                                   Inc., of FPA  New Income, Inc., and of FPA Perennial
                                                   Fund, Inc. for more than the past five years, and of
                                                   FPA Paramount Fund, Inc. (since January 2002) and of
                                                   FPA Funds Trust (since August 2002).  Vice President
                                                   of Evangelical Council for Financial Accountability,
                                                   an accreditation organization for Christian non-profit
                                                   entities, from 1995 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., 59   Director    1999      Senior Associate Dean of The John E. Anderson Graduate    3               6
                                                   School of Management at UCLA. Director of the Harold
                                                   Price Center for Entrepreneurial Studies and Associate
                                                   Professor of Business Economics at The John E. Anderson
                                                   Graduate School of Management at UCLA.  Dr. Osborne has
                                                   been at UCLA since 1972.  Director/Trustee of FPA New
                                                   Income, Inc. (since December 1999), of FPA Funds Trust
                                                   (since August 2002), of the Investment Company
                                                   Institute, of K2 Inc., of Nordstrom, Inc., of E*
                                                   Capital Corporation, a privately held company, which
                                                   operates a venture capital fund and owns Wedbush
                                                   Morgan Securities, Inc., a broker-dealer, and of
                                                   Equity Marketing Inc.  Independent general partner of
                                                   Technology Funding Venture Partners V L.P., a business
                                                   development company.  Trustee of the WM Group of
                                                   Funds, a mutual fund complex.
------------------------------------------------------------------------------------------------------------------------------------
A. Robert Pisano, 61         Director    2002      National Executive Director and Chief Executive           3               5
                                                   Officer of the Screen Actors Guild since 2001.
                                                   Director/Trustee of FPA New Income, Inc. (since July
                                                   2002), of FPA Funds Trust (since August 2002), of
                                                   Coppola Group, of State Net, of NetFlix.com, of
                                                   Resources Connection and of the Motion Picture and
                                                   Television Fund.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                         YEAR FIRST                                                       FPA FUND        OTHER
                                         ELECTED AS                                                      BOARDS ON     DIRECTORSHIPS
                             POSITION    DIRECTOR OF        PRINCIPAL OCCUPATION(S) DURING             WHICH DIRECTOR    HELD BY
NAME, ADDRESS* AND AGE       WITH FUND    THE FUND                   PAST 5 YEARS                         SERVES         DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS**
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Rodriguez, 55      Director,     2000     Director and Principal for more than the past five       2               2
                             President &            years, and Chief Executive Officer (since May
                             Chief                  2000) of First Pacific Advisors, Inc.; and
                             Investment             Director (since August 2000), President and Chief
                             Officer                Investment Officer for more than the past five
                                                    years of FPA New Income, Inc. Director of FPA Fund
                                                    Distributors, Inc. for more than the past five
                                                    years. Director from March 1996 to August 2000 and
                                                    Senior Vice President from March 1996 to November
                                                    1999 of Source Capital, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan, 72      Director      1991     Of counsel to, and partner (1969 to 1994) of, the        5              -0-
                                                    law firm of O'Melveny & Myers LLP, legal counsel to
                                                    the Fund.  Director/Trustee of Source Capital, Inc.,
                                                    of FPA Perennial Fund, Inc., and of FPA New Income,
                                                    Inc. for more than the past five years, and of FPA
                                                    Funds Trust (since August 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

** "Interested person" within the meaning of the 1940 Act by virtue of an affiliation with the Fund's Adviser in the case of Mr. Rodriguez and by virtue of an affiliation with legal counsel to the Fund in the case of Mr. Sheehan.

FUND SHARES OWNED BY DIRECTORS AS OF JUNE 30, 2004

--------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGES OF
                                          DOLLAR RANGE OF FUND           SHARES OWNED IN ALL FPA FUNDS
              NAME                            SHARES OWNED                   OVERSEEN BY DIRECTOR
--------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
--------------------------------------------------------------------------------------------------------
Willard H. Altman, Jr.                     $10,001 - $50,000                     Over $100,000
--------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.                     $10,001 - $50,000                   $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
A. Robert Pisano                           $10,001 - $50,000                   $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS
--------------------------------------------------------------------------------------------------------
Robert L. Rodriguez                          Over $100,000                       Over $100,000
--------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan, Esq.                  $50,001 - $100,000                    Over $100,000
--------------------------------------------------------------------------------------------------------

As of June 30, 2004 the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED MARCH 31, 2004

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Investment Adviser or its affiliates. The Fund pays annual fees of $6,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended. During the last fiscal year, the Directors then in office received as a group $39,000 in Directors' fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.

--------------------------------------------------------------------------------------------------------
              NAME                        AGGREGATE COMPENSATION               TOTAL COMPENSATION
                                              FROM THE FUND                    FROM ALL FPA FUNDS
--------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
--------------------------------------------------------------------------------------------------------
Willard H. Altman, Jr                            $      10,000                      $      64,000
--------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr                            $      10,000                      $      30,000
--------------------------------------------------------------------------------------------------------
A. Robert Pisano                                 $       9,000                      $      27,000
--------------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS
--------------------------------------------------------------------------------------------------------
Robert L. Rodriguez                              $          -0-                     $          -0-
--------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan                              $      10,000                      $      55,000
--------------------------------------------------------------------------------------------------------

                                    OFFICERS

-------------------------------------------------------------------------------------------------------------
                                              YEAR FIRST
                                              ELECTED AN
                              POSITION        OFFICER OF
 NAME, ADDRESS* AND AGE       WITH FUND        THE FUND     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

-------------------------------------------------------------------------------------------------------------
 Dennis M. Bryan, 42           Vice              1996      Vice President of First Pacific Advisors,
                               President                   Inc. for more than the past five years.
-------------------------------------------------------------------------------------------------------------
 Eric S. Ende, 59              Vice              1985      Senior Vice President of First Pacific Advisors,
                               President                   Inc. for more than the past five years; Director
                                                           (since October 2000), President and Portfolio
                                                           Manager for more than the past five years of FPA
                                                           Perennial Fund, Inc.; Director (since March 2000),
                                                           President (since March 2000) and Chief Investment
                                                           Officer for more than the past five years of Source
                                                           Capital, Inc.; Director, President and Portfolio
                                                           Manager of FPA Paramount Fund, Inc. since March
                                                           2000; and Vice President of FPA New Income, Inc.
                                                           for more than the past five years and of FPA Funds
                                                           Trust (since September 2002). Senior Vice President
                                                           from August 1995 to March 2000 of Source Capital,
                                                           Inc.; and Vice President from June 1985 to March
                                                           2000 of FPA Paramount Fund, Inc.

-------------------------------------------------------------------------------------------------------------
 J. Richard Atwood, 44         Treasurer         1997      Director, Principal and Chief Operating
                                                           Officer of First Pacific Advisors, Inc. since
                                                           May 2000; and Director (since May 2000),
                                                           President (since May 2000), Chief Executive
                                                           Officer (since May 2000), Chief Financial
                                                           Officer and Treasurer for more than the past
                                                           five years of FPA Fund Distributors, Inc.
                                                           Treasurer of each FPA Fund for more than the
                                                           past five years (except FPA Funds Trust since
                                                           September 2002). Senior Vice President from
                                                           January 1997 to May 2000 of First Pacific
                                                           Advisors, Inc. and FPA Fund Distributors, Inc.

-------------------------------------------------------------------------------------------------------------
 Sherry Sasaki, 49             Secretary         1984      Assistant Vice President and Secretary for
                                                           more than the past five years of First
                                                           Pacific Advisors, Inc.; and Secretary  of
                                                           each FPA Fund and of FPA Fund Distributors,
                                                           Inc. for more than the past five  years (except
                                                           FPA Funds Trust since September 2002).

-------------------------------------------------------------------------------------------------------------
 Christopher H. Thomas, 47     Assistant         1995      Vice President and Controller of First
                               Treasurer                   Pacific Advisors, Inc. for more than the past
                                                           five years; Director, Vice President and
                                                           Controller for more than the past five years of
                                                           FPA Fund Distributors, Inc.; and Assistant
                                                           Treasurer of each FPA Fund for more than the past
                                                           five years (except FPA Funds Trust since September
                                                           2002).

-------------------------------------------------------------------------------------------------------------

* The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has as Audit Committee comprised of Willard H. Altman, Jr., Alfred E. Osborne, Jr. and A. Robert Pisano none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Alfred E. Osborne, Jr. and A. Robert Pisano none of whom is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board's composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders' suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as directors. The Corporate Responsibility Committee met twice during the last fiscal year.


                            FIVE PERCENT SHAREHOLDERS

As of June 30, 2004, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Charles Schwab & Co., Inc., Mutual Funds Department, 101 Montgomery Street, San Francisco,
California 94104-4122, which held          shares (    %); and Merrill, Lynch,
Pierce, Fenner & Smith Incorporated, Attention: Fund Administration 97224, 4800 Deer Lake Drive East, Floor 2, Jacksonville, Florida 32246-6484, which held
          shares (    %). Such broker-dealers and/or financial intermediaries
advise that the shares are held for the benefit of their customers.

                                   MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, Inc., together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since July 11, 1984. Presently, the investment adviser manages assets of approximately $6.5 billion for six investment companies, including one closed-end investment company, and more than 30 institutional accounts. Currently, the personnel of First Pacific Advisors, Inc. consists of nine persons engaged full time in portfolio management or investment research, in addition to 26 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Fund.


First Pacific Advisors, Inc. is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September, 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. On October 23, 2000, shareholders of the Fund approved a new investment advisory agreement between the Adviser and the Fund, identical to the prior agreement in all respects except for its effective and termination dates. Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of its outstanding shares of common stock.

The Fund has implemented Proxy Voting Policies and Procedures ("Policies") that delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures ("Adviser's Proxy Policies"), which underscore the Adviser's intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.


Certain of the Adviser's proxy voting guidelines are summarized below:

- The Adviser votes for uncontested director nominees recommended by management.

- The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

- The Adviser votes against a management proposal to eliminate or limit shareholders' rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser's proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict as follows:

- To the extent the matter is specifically covered by the Adviser's proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

- To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board's consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund will be required to file new Form N-PX, with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC's web site at www.sec.gov.


INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 23, 2000 ("Advisory Agreement"), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.


Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; postage; and reimbursement of the Adviser's expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund's average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund's Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund's financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund's registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person's direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year
(a) by the Fund's Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2004, has been approved by the Board of Directors and a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the Fund's shareholders. The Advisory Agreement automatically terminates in the event of its assignment.

In determining whether to renew the Advisory Agreement, those Fund Directors who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors also took into consideration the benefits derived by the Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated as described under "Portfolio Transactions and Brokerage." The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Adviser and its investment and administrative personnel. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and shareholders have received reasonable value in return for such fees and expenses.

For the fiscal years ended March 31, 2002, 2003 and 2004, the Adviser received gross advisory fees of $3,225,332, $3,949,957, and $6,295,495, respectively, plus $488,513, $599,993, and $960,845, respectively, for costs incurred in providing financial services to the Fund.


PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the "Distributor"), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated September 25, 2000 (the "Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Adviser. Please see "Distributor" for more information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless the Adviser believes better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm's reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser's overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund's Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and
(c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund's portfolio. In the Adviser's opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2002, 2003 and 2004, totaled $485,658, $1,130,841, and
$540,467, respectively. During the last fiscal year, $504,950 of commissions were paid on transactions having a total value of $275,026,718 to brokers selected because of research services provided to the Adviser.

                               PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                  CAPITAL STOCK

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund's net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund require shareholder meetings to elect directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

                        PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund's portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Computation is made by valuing (a) securities listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotations NASDAQ National Market System ("NASDAQ") at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities for which quotations are readily available at the last representative bid price as supplied by the NASDAQ or by dealers, and (c) securities for which there are no readily available market quotations and all other assets at fair value in such manner as determined in good faith by the Fund's Board of Directors.

SALES CHARGES. The maximum sales charge is 5.25%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers regardless of the size of the investment. At such times, dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker's authorized designee, accepts the order. Customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker's authorized designee; provided that the order is sent to the Fund within the time specified by the Fund. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund's transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing those services.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent ("LOI") covering investments to be made within a period of 13 months ("Period") from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under "Exchanging Your Fund Shares" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Selling (Redeeming) Your Shares" in the Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable. The Shareholder Service Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares - Net Asset Value." The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits. The Articles of Incorporation of the Fund provide that if the Board of Directors determines that conditions exist which make payment of the redemption price wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other assets. While the Fund generally does not reserve the right to pay redemption proceeds "in-kind," it may do so if requested by a large shareholder and approved by the Board.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account ("Designated Bank") to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Selling (Redeeming) Your Shares" in the Fund's Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed; otherwise, they may be liable.

2% REDEMPTION FEE. No redemption fee applies to a redemption if a sales charge was paid at the time of initial purchase. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.
The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. Such trading could disrupt the Fund's long-term focus and increase operating expenses that all shareholders bear. Consequently, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.


                         TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in the plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and distributions from, a retirement plan.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund's net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                   DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees) and related legal and audit expenses.

The Distribution Agreement is renewable annually if specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 25, 2004, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated at any time on 60 days' written notice, without penalty, by the Fund's Board of Directors, the vote of a majority of the Fund's outstanding voting securities or the Distributor.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.

For the fiscal years ended March 31, 2002, 2003 and 2004, underwriting commissions on the sale of Fund shares were $1,208,702, $2,551,059 and $4,077,963, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $58,242, $140,972, and $306,946, respectively.

                          PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund's performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

           n
   P(1 + T)  =     ERV

   Where:          P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years (1, 5 or 10)

                   ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

           n
   P(1 + T)  =    ATV(D)

   Where:         P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                  ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

           n
   P(1 + T)  =    ATV(DR)

   Where:         P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years (1, 5 or 10)

                  ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund's existence or such shorter period dating from the effectiveness of a fund's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a stock index such as the Russell 2000 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2004, was 49.98%, 15.86% and 17.37%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 58.29%, 17.12% and 18.01%, respectively.

The Fund's average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2004, was 49.73%, 12.91% and 14.62%, respectively.
The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 58.05%, 14.13% and 15.24%, respectively.

The Fund's average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2004, was 42.46%, 12.26% and 13.93%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 49.53%, 13.37% and 14.53%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks associated with the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders:
1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 8) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor's 500 Composite Stock Index and the Russell 2000 Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2004

COMMON STOCKS                                              SHARES            VALUE
----------------------------------------------------   ---------------   --------------
RETAILING -- 20.3%
Big Lots, Inc.*                                              3,607,600   $   52,310,200
Charming Shoppes, Inc.*                                      5,400,000       42,066,000
Foot Locker, Inc.                                            1,054,300       27,200,940
Michaels Stores, Inc.                                        1,380,000       67,095,600
Ross Stores, Inc.                                            1,787,400       54,712,314
Zale Corporation*                                              460,000       28,313,000
                                                                         --------------
                                                                         $  271,698,054
                                                                         --------------
ENERGY -- 14.6%
ENSCO International Incorporated                             1,685,000   $   47,466,450
National-Oilwell, Inc.*                                      2,200,000       62,216,000
Patterson-UTI Energy, Inc.*                                  1,485,000       52,583,850
Rowan Companies, Inc.*                                       1,588,700       33,505,683
                                                                         --------------
                                                                         $  195,771,983
                                                                         --------------
TECHNOLOGY -- 9.4%
Arrow Electronics, Inc.*                                     1,300,000   $   33,098,000
Avnet, Inc.*                                                 2,575,000       63,061,750
Exabyte Corporation*                                           427,400          388,934
Hutchinson Technology Incorporated*                          1,050,000       29,463,000
                                                                         --------------
                                                                         $  126,011,684
                                                                         --------------
CONSUMER DURABLES -- 5.4%
Champion Enterprises, Inc.*                                  2,006,800   $   21,272,080
Coachmen Industries, Inc.+                                     859,000       14,328,120
Fleetwood Enterprises, Inc.*                                 1,183,000       14,527,240
Thor Industries, Inc.                                          841,200       22,594,632
                                                                         --------------
                                                                         $   72,722,072
                                                                         --------------
CONSUMER NON-DURABLES -- 4.4%
American Greetings Corporation*                              1,343,500   $   30,591,495
Reebok International Ltd.                                      692,900       28,651,415
                                                                         --------------
                                                                         $   59,242,910
                                                                         --------------

                                                          SHARES OR
                                                          PRINCIPAL
COMMON STOCKS--CONTINUED                                   AMOUNT            VALUE
----------------------------------------------------   ---------------   --------------
INDUSTRIAL PRODUCTS -- 3.6%
Belden Inc.                                                    504,300   $    9,566,571
Trinity Industries, Inc.                                     1,400,000       38,920,000
                                                                         --------------
                                                                         $   48,486,571
                                                                         --------------
BASIC MATERIALS -- 3.2%
Celanese AG                                                    834,400   $   33,876,640
Oregon Steel Mills, Inc.*                                    1,191,000        9,003,960
                                                                         --------------
                                                                         $   42,880,600
                                                                         --------------
FINANCIAL -- 3.0%
Conseco, Inc.*                                                 175,000   $    4,053,000
Horace Mann Educators Corporation                              630,100        9,905,172
WFS Financial Inc.*                                             75,400        3,266,328
Westcorp                                                       535,100       23,581,857
                                                                         --------------
                                                                         $   40,806,357
                                                                         --------------
TELECOMMUNICATIONS -- 1.6%
Qwest Communications International Inc.*                     4,975,000   $   21,442,250
                                                                         --------------
BUSINESS SERVICES & SUPPLIES -- 1.5%
Angelica Corporation                                           343,100   $    7,832,973
Dycom Industries, Inc.*                                        436,300       11,570,676
                                                                         --------------
                                                                         $   19,403,649
                                                                         --------------
HEALTHCARE -- 0.7%
Apria Healthcare Group Inc.*                                   307,300   $    9,200,562
                                                                         --------------
DEFENSE -- 0.1%
DRS Technologies, Inc.*                                         42,000   $    1,175,160
                                                                         --------------

TOTAL COMMON STOCKS -- 67.8% (Cost $537,342,991)                         $  908,841,852
                                                                         --------------

NON-CONVERTIBLE SECURITIES -- 4.2%
Federal National Mortgage Association (Interest Only)
--5.5% 2033                                             $   21,665,114   $    4,272,090
--6% 2033                                                   91,638,678       15,478,323
Oregon Steel Mills, Inc. --10% 2009                          9,000,000        9,045,000

                                                                 PRINCIPAL
                                                                   AMOUNT            VALUE
                                                              ---------------   ---------------
NON-CONVERTIBLE SECURITIES -- CONTINUED
Qwest Capital Funding, Inc. --5.875% 2004                     $     3,350,000   $      3,366,750
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                21,443,056        23,634,268
                                                                                ---------------
TOTAL NON-CONVERTIBLE SECURITIES (Cost $52,919,614)                             $    55,796,431
                                                                                ---------------

SHORT-TERM INVESTMENT -- 10.5%
U.S. Treasury Notes -- 1.875% 9/30/2004 (Cost $140,657,031)   $   140,000,000   $   140,590,660
                                                                                ---------------
TOTAL INVESTMENT SECURITIES -- 82.5% (Cost $730,919,636)                        $ 1,105,228,943
                                                                                ---------------

SHORT-TERM CORPORATE NOTES -- 16.8%
AIG Funding, Inc.
 --0.99% 4/09/2004                                            $    36,000,000   $    35,992,080
 --1% 4/13/2004                                                    19,677,000        19,670,441
American General Finance Corporation --0.97% 4/01/2004             17,602,000        17,602,000
Barclays U.S. Funding, Inc. --1.005% 4/02/2004                     34,637,000        34,636,033
ChevronTexaco Funding Corporation --0.98% 4/15/2004                34,111,000        34,098,000
Dupont (E.I.) De Nemours & Co.
 --0.99% 4/07/2004                                                 29,338,000        29,333,159
 --0.99% 4/08/2004                                                 26,919,000        26,913,818
General Electric Capital Services, Inc. --1.01% 4/16/2004          26,764,000        26,752,737
                                                                                ---------------
TOTAL SHORT-TERM CORPORATE NOTES (Cost $224,998,268)                            $   224,998,268
                                                                                ---------------

TOTAL INVESTMENTS -- 99.3% (Cost $955,917,904)                                  $ 1,330,227,211
Other assets and liabilities, net 0.7%                                                9,880,893
                                                                                ---------------
TOTAL NET ASSETS -- 100.0%                                                      $ 1,340,108,104
                                                                                ===============

*    Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2004. Following is a summary of transactions in securities of this affiliate during the year ended March 31, 2004.

                                   PURCHASES    SALES     REALIZED     DIVIDEND
                                    AT COST    AT COST   GAIN (LOSS)    INCOME
                                   ---------------------------------------------
     Coachmen Industries, Inc.        --         --          --        $ 206,160

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004

ASSETS
 Investments at value:
  Investment securities -- at market value (including $14,328,120
   in securities of an affiliate, identified cost $730,919,636)     $ 1,105,228,943
  Short-term investments -- at cost plus interest earned
   (maturities 60 days or less)                                         224,998,268   $ 1,330,227,211
                                                                    ---------------
 Cash                                                                                             562
 Receivable for:
  Capital Stock sold                                                $     8,774,232
  Investment securities sold                                              1,529,799
  Dividends and accrued interest                                          1,103,620        11,407,651
                                                                    ---------------   ---------------
                                                                                      $ 1,341,635,424

LIABILITIES
 Payable for:
  Advisory fees and financial services                              $       831,641
  Capital Stock repurchased                                                 604,607
  Accrued expenses and other liabilities                                     91,072         1,527,320
                                                                    ---------------   ---------------

NET ASSETS                                                                            $ 1,340,108,104
                                                                                      ===============

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- par value $0.01 per share; authorized
  100,000,000 shares; outstanding 34,388,462 shares                                   $       343,885
 Additional Paid-in Capital                                                               938,107,429
 Undistributed net realized gain on investments                                            27,311,929
 Undistributed net investment income                                                           35,554
 Unrealized appreciation of investments                                                   374,309,307
                                                                                      ---------------
 NET ASSETS                                                                           $ 1,340,108,104
                                                                                      ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
 Net asset value and redemption price per share
 (net assets divided by shares outstanding)                                                    $38.97
                                                                                               ======
 Maximum offering price per share
 (100/94.75 of per share net asset value)                                                      $41.13
                                                                                               ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2004

INVESTMENT INCOME
  Interest                                                                            $     5,928,790
  Dividends (including $206,160 from securities of an affiliate)                            2,943,877
                                                                                      ---------------
                                                                                      $     8,872,667
EXPENSES
  Advisory fees                                                     $     6,295,495
  Financial services                                                        960,845
  Transfer agent fees and expenses                                          579,816
  Custodian fees and expenses                                                75,907
  Reports to shareholders                                                    68,072
  Insurance                                                                  64,338
  Registration fees                                                          54,463
  Directors' fees and expenses                                               39,251
  Postage                                                                    37,921
  Audit fees                                                                 30,250
  Legal fees                                                                  6,515
  Other expenses                                                             25,182         8,238,055
                                                                    ---------------   ---------------
        Net investment income                                                         $       634,612
                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
   short-term investments with maturities of 60 days or less)       $   159,088,265
  Cost of investment securities sold                                    113,084,862
                                                                    ---------------
   Net realized gain on investments                                                   $    46,003,403

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year                      $    34,269,558
  Unrealized appreciation at end of year                                374,309,307
                                                                    ---------------
   Increase in unrealized appreciation of investments                                     340,039,749
                                                                                      ---------------

        Net realized and unrealized gain on investments                               $   386,043,152
                                                                                      ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   386,677,764
                                                                                      ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED MARCH 31,
                                           ------------------------------------------------------------------------
                                                          2004                                  2003
                                           ----------------------------------    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)              $       634,612                       $       (11,957)
 Net realized gain (loss) on investments        46,003,403                            (8,548,275)
 Increase (decrease) in unrealized
  appreciation of investments                  340,039,749                          (105,326,081)
                                           ---------------                       ---------------
Increase (decrease) in net assets
 resulting from operations                                    $   386,677,764                       $  (113,886,313)
Distributions to shareholders from:
 Net investment income                     $      (599,058)                                   --
 Net realized capital gains                     (9,884,455)       (10,483,513)   $    (7,226,642)        (7,226,642)
                                           ---------------                       ---------------
Capital Stock transactions:
 Proceeds from Capital Stock sold          $   481,331,368                       $   279,958,616
 Proceeds from shares issued to
  shareholders upon reinvestment
  of dividends and distributions                 9,139,331                             6,443,932
 Cost of Capital Stock repurchased            (112,383,735)       378,086,964       (215,260,143)        71,142,405
                                           ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets                       $   754,281,215                       $   (49,970,550)

NET ASSETS
Beginning year                                                    585,826,889                           635,797,439
                                                              ---------------                       ---------------
End of year                                                   $ 1,340,108,104                       $   585,826,889
                                                              ===============                       ===============

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold                                       13,826,537                            10,094,100
Shares issued to shareholders upon
 reinvestment of dividends
 and distributions                                                    255,789                               225,077
Shares of Capital Stock repurchased                                (3,255,796)                           (7,838,343)
                                                              ---------------                       ---------------
Increase in Capital Stock outstanding                              10,826,530                             2,480,834
                                                              ===============                       ===============

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $330,774,371 for the year ended March 31, 2004. Realized gains or losses are based on the specific-certificate identification method. All of the amounts reported in the financial statements of March 31, 2004 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at March 31, 2004 for federal income tax purposes was $394,295,552 and $19,986,245, respectively. During the year ended March 31, 2004, the Fund reclassified $11,957 from accumulated net loss to additional paid-in capital to align financial reporting with tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 2004, the Fund paid aggregate fees of $39,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $306,946 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statements of operations for the year then ended, the statement of changes in net assets, and the financial highlights on page 17 of the Prospectus for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 2004, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/  Deloitte & Touche LLP
                                              Deloitte & Touche LLP



Los Angeles, California

May 13, 2004

                            PART C. OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements (all included in Part B)

         Report of Independent Registered Public Accounting Firm
         Portfolio of Investments, March 31, 2004
         Statement of Assets and Liabilities, March 31, 2004
         Statement of Operations
           Year ended March 31, 2004
         Statement of Changes in Net Assets
           Year ended March 31, 2004
           Year ended March 31, 2003

All other financial statements and schedules are inapplicable.

(b) Exhibits

(a) Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(b) By-Laws, as amended February 14, 1994 were filed as Exhibit (b) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(c) Specimen Common Stock Certificate was filed as Exhibit (c) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(d) Investment Advisory Agreement between Registrant and First Pacific Advisors, Inc. was filed as Exhibit (d to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(1) Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(2) Specimen Selling Group Agreement was filed as Exhibit (e)(2) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(e)(3) Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 45 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(1) Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(2)  Custodian Fee Schedule was filed as Exhibit (g)(2) to Post-Effective

        Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(3) Amendment to the Custodian Contract was filed as Exhibit (g)(3) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(4) Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(4) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(5) Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(6) Amendment to the Custodian Contract was filed as Exhibit 8.6 to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(g)(7) Amendment to the Custodian Contract was filed as Exhibit (g)(7) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h)(1) Agreement and Articles of Merger dated September 20, 1993 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 47 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(h)(2) State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(i)(1) Opinion and Consent of Counsel was filed as Exhibit (i)(1) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(j) Consent of Independent Registered Public Accounting Firm (filed as page C-8).

(n)(1) Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(n)(2) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(n)(3) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(3) to Post-Effective Amendment No. 52 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

(n)(4)  Code of Ethics of Registrant.

(n)(5) Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Registrant's Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA New Income, Inc. ("New Income"), FPA Paramount Fund, Inc. ("Paramount"), FPA Perennial Fund, Inc. ("Perennial"), and FPA Funds Trust's FPA Crescent Fund ("Crescent"), each a registered open-end investment company; as sub-adviser to Masters Select Smaller Companies Fund, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Fund Directors and Officers" in Part B hereof and as set forth below.

     NAME AND POSITION
        WITH ADVISER                                   OTHER AFFILIATIONS (1)
     ------------------                                ------------------
      J. Richard Atwood,                                    (2)
       Director, Principal
       & Chief Operating Officer

      Robert L. Rodriguez,                                  (2)
       Director, Principal
       & Chief Executive Officer

      Eric S. Ende,                                         (2)
       Senior Vice President

      Steven T. Romick,                                     Trustee and Officer of
       Senior Vice President                                Crescent.


                                      C-3

      Christopher H. Thomas,                                (2)
       Vice President & Controller

      Thomas H. Atteberry,                                  ---
       Vice President

      Dennis M. Bryan,                                      (2)
       Vice President

      Rikard B. Ekstrand,                                   ---
       Vice President

      Steven R. Geist,                                      Officer of Source, of Paramount,
       Vice President                                       and of Perennial.

      Julian W.H. Mann,                                     ---
       Vice President

      Stephen W. O'Neil,                                    ---
       Vice President & Head Trader

      Sherry Sasaki,                                        (2)
       Assistant Vice President
       & Secretary

      Christopher J. Motte,                                 ---
       Assistant Vice President
       & Senior Trader

      Marie McAvenia,                                       ---
       Assistant Vice President

 (1) The address of each company named is 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

 (2) A description of such person's other affiliations is given under the caption "Fund Directors and Officers" in Part B hereof.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Crescent, New Income, Paramount and Perennial but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
BUSINESS ADDRESS          PRINCIPAL UNDERWRITER            WITH REGISTRANT
----------------          ---------------------            ---------------
J. Richard Atwood (1)      President, Chief Executive     Treasurer
                           Officer, Chief Financial
                           Officer, Treasurer
                           & Director


                                      C-4

Robert L. Rodriguez (1)    Director                       Director,
                                                          President & Chief
                                                          Investment Officer

Christopher H. Thomas (1)  Vice President,                Assistant Treasurer
                           Controller & Director

Sherry Sasaki (1)          Secretary                      Secretary

(1)      11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

Inapplicable

ITEM 28.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

        SUBPARAGRAPH OF                            PHYSICAL POSSESSION
          RULE 31a-1                               OF REQUIRED RECORDS
          ----------                               -------------------
         (b)(2)(iv)                      Boston Financial Data Services, Inc.,
                                         Shareholder Service Agent for Registrant**
         (b)(4)                          Sherry Sasaki,
                                         Secretary of Registrant*
         (f)                             First Pacific Advisors, Inc.,
                                         Investment Adviser to Registrant*

--------------
* 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064 ** P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 29.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 30.  UNDERTAKINGS.

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 1st day of June, 2004.

                                             FPA CAPITAL FUND, INC.


                                             By: /s/ Robert L. Rodriguez
                                                 -------------------------------
                                                 Robert L. Rodriguez, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   SIGNATURE                                          TITLE                               DATE
   ---------                                          -----                               ----
    /s/ ROBERT L. RODRIGUEZ                         President (Principal             June 1, 2004
---------------------------------                   Executive Officer)
        Robert L. Rodriguez


    /s/ J. RICHARD ATWOOD                           Treasurer (Principal             June 1, 2004
---------------------------------                   Financial Officer and
        J. Richard Atwood                           Principal Accounting
                                                    Officer)


   /s/ WILLARD H. ALTMAN, JR.                       Director                         June 1, 2004
---------------------------------
        Willard H. Altman, Jr.


   /s/ ALFRED E. OSBORNE, JR.                       Director                         June 1, 2004
---------------------------------
        Alfred E. Osborne, Jr.


   /s/ A. ROBERT PISANO                             Director                         June 1, 2004
---------------------------------
        A. Robert Pisano


   /s/ ROBERT L. RODRIGUEZ                          Director                         June 1, 2004
---------------------------------
        Robert L. Rodriguez


       LAWRENCE J. SHEEHAN*                         Director                         June 1, 2004
---------------------------------
        Lawrence J. Sheehan


*BY: /s/ROBERT L. RODRIGUEZ
 --------------------------------
        Robert L. Rodriguez
        Attorney-in-Fact pursuant to Power-of-Attorney
        included as page C-7 in Registrant's Post-Effective
        Amendment No. 38 to the Registration Statement which
        was filed September 24, 1993.

          CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM

We consent to (a) the use in this Post-Effective Amendment No. 53 to Registration Statement No. 2-28157 on Form N-1A of our report dated May 13, 2004 appearing in the Financial Statements which are included in Part B, the Statement of Additional Information of such Registration Statement and (b) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

                                       /s/ Deloitte & Touche LLP

                                       Deloitte & Touche LLP


Los Angeles, California

June 1, 2004

                                EXHIBIT INDEX


EXHIBIT

99.(n)(4)     Code of Ethics of Registrant.

99.(n)(5)     Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund
              Distributors, Inc.

(j) Consent of Independent Registered Public Accounting Firm (filed as page C-8).


All other applicable exhibits are incorporated herein by reference.